Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of GSRX Industries Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 16th day of February, 2021.

/s/ Troy Nihart
Troy Nihart
Interim Chief Executive Officer and President

/s/ Thomas Gingerich
Thomas Gingerich
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to GSRX INDUSTRIES INC. and will be retained by GSRX INDUSTRIES INC. and furnished to the Securities and Exchange Commission or its staff upon request.